Exhibit 10.3

                                 PROMISSORY NOTE
                                 ---------------


$500,000.00                                                   September 30, 2008
                                                             Birmingham, Alabama

     FOR VALUE RECEIVED, the undersigned, ENGLOBAL CORPORATION, a Nevada corporation, and ENGLOBAL AUTOMATION GROUP, INC., a Texas corporation (individually referred to herein as a "Maker" and collectively referred to herein as the "Makers"), hereby, jointly and severally, promise to pay to the order of JAMES A. WALTERS, P.C., an Alabama professional corporation (together with any future holder of this Promissory Note, the "Holder"), in lawful money of the United States of America, the principal sum of FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00), without interest.

     This Promissory Note (this "Note") has been executed and delivered pursuant to and in connection with the terms and conditions of that certain Purchase Agreement, dated September 25, 2008, among the Makers, the Holder, William M. Bosarge, P.C., Matthew R. Burton, P.C., Frank H. McIlwain, P.C., William M. Bosarge, P.E., Matthew R. Burton, P.E., Frank H. McIlwain, P.E., and James A. Walters, P.E. (the "Purchase Agreement"). Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Purchase Agreement.

Section 1. Payment.

     1.1 Installment Payments. The principal amount of this Note shall be due and payable in the following three installments, with each such installment of principal being due and payable on the date set forth opposite such installment:

          Payment Date                     Installment of Principal
          ------------                     ------------------------
          December 31, 2008                       $166,666.67
          December 31, 2009                       $166,666.67
          December 31, 2010                       $166,666.66

                                 ---------------


The principal amount under the Note shall otherwise be due and payable until paid in full.

     1.2 Manner of Payment. All payments due under this Note shall be made by check at 3101 International Drive Bldg. 7, Suite 700, Mobile, Alabama 36606, or such other address as the Holder shall designate to the Makers in writing. If any payment on this Note is due on a day which is not a Business Day (as hereinafter defined), such payment shall be due on the next succeeding Business Day. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Alabama.

     1.3 Prepayment. The Makers may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by any late charges that may be due. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

     1.4 Right of Set-Off. The Makers shall have the right to withhold and set-off against any amount due hereunder, as contemplated by Section 7.11 of the Purchase Agreement, any amount to which either of the Makers may be entitled under the Purchase Agreement and each of the documents contemplated thereby except those certain Employment Agreements, dated of even date herewith, by and between (i) ENGlobal Automation Group, Inc. and (ii) William M. Bosarge, P.E., Matthew R. Burton, P.E., Frank H. McIlwain, P.E., and James A. Walters, P.E. The Makers shall be entitled to exercise such right of set-off against the next payment or payments required hereunder as opposed to against the last payment or payments due under this Note. The exercise of such right of set-off by the Makers in good faith, whether or not ultimately determined to be justified, will not constitute an Event of Default (as hereinafter defined) under this Note. Neither the exercise of nor the failure to exercise such right of set-off will constitute an election of remedies in any manner in the enforcement of any other remedies that may be available to it.

Section 2. Defaults.

     2.1 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default hereunder (an "Event of Default"):

          (a) If the Makers shall fail to pay any payment of principal under this Note when due and such failure shall have continued for five calendar days after written notice thereof has been given by the Holder to the Makers; provided, however, that any such notice shall be required to be provided only once during the term of this Note, and after any such notice is given, such five-day period shall commence without the giving of such notice. The exercise by either of the Makers in good faith of its right of set-off pursuant to
Section 1.4 hereof, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

          (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), either of the Makers shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official, (iv) make an assignment for the benefit of its creditors, or (v) admit in writing its inability to pay its debts as they become due.

          (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against either of the Makers in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for either of the Makers or substantially all of the properties of either of the Makers, or (iii) orders the liquidation of either of the Makers, and in each such case the order or decree is not dismissed within 89 days.

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

          (d) If final judgment or judgments shall be rendered by a court of law or equity or an order or orders shall be entered by a governmental authority for the payment of money in excess of $100,000 in the aggregate at any time are outstanding against either or both of the Makers (which judgments or orders are not covered by insurance policies as to which liability has been accepted by the insurance carrier), and the same are not, within 80 days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments or orders are not discharged prior to the expiration of any such stay.

          (e) If any representation, warranty or other statement made or deemed made by either of the Makers in the Purchase Agreement or any Related Document at any time shall be untrue or incorrect in any material respect as of the date made or deemed made.

          (f) If a default or breach occurs under any agreement, document or instrument other than the Purchase Agreement or any Related Document to which either of the Makers is a party that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any indebtedness or guaranteed indebtedness (other than the principal amount due hereunder) of either or both of the Makers in excess of $100,000 in the aggregate (including (A) undrawn committed or available amounts, and (B) amounts owing to all creditors under any combined or syndicated credit arrangements), or (ii) causes, or permits any holder of such indebtedness or guaranteed indebtedness or a trustee to cause, indebtedness or guaranteed indebtedness or a portion thereof in excess of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral to be demanded in respect thereof, in each case, regardless of whether such right is exercised, by such holder or trustee.

          (g) If any Change in Ownership (as hereinafter defined) shall occur. A "Change in Ownership" shall mean any event, transaction or occurrence as a result of which (i) the Parent Corporation ceases to own and control all of the economic and voting rights associated with ownership of all of the outstanding securities of the Acquiring Corporation, including common stock, preferred stock, or any other "equity security" (as such term is defined) in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), on a fully-diluted basis, or (ii) the Acquiring Corporation ceases to own and control all of the economic and voting rights associated with ownership of all of the membership interests or any other "equity security" of ACE, on a fully-diluted basis.

     2.2 Notice by Makers. The Makers shall notify the Holder in writing within five days after the occurrence of any Event of Default of which either of the Makers acquires knowledge.

     2.3 Remedies. Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by the Holder), the Holder may, at his option, (i) by written notice to the Makers, declare the entire unpaid principal balance of this Note immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to him under applicable law, including the right to collect from the Makers all sums due under this Note. Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by the Holder), the Makers do hereby agree to pay interest to the Holder at a rate equal to the Prime Rate (as hereinafter defined), plus 5.0% on the aggregate indebtedness evidenced hereby (after the expiration of any applicable cure period), until

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

such aggregate indebtedness is paid in full. For purposes hereof, the "Prime Rate" shall mean that interest rate as reported from time to time by The Wall Street Journal, Eastern Edition (or if the same is discontinued, another source reasonably selected by the Holder). Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed except as otherwise provided herein. If any scheduled payment under this Note is not made within 15 days after the same becomes due, the Makers do hereby agree to pay a late charge equal to 5.0% of the amount of the payment which is in default, but not less than $7,500.00 or more than the maximum amount allowed by applicable law. The Makers shall also pay all reasonable costs and expenses incurred by or on behalf of the Holder in connection with the Holder's exercise of any or all of his rights and remedies under this Note, including reasonable attorneys' fees and expenses through appeal.

Section 3. Miscellaneous.

     3.1 Joint and Several Liability. Each entity signing this Note as Maker is jointly and severally liable for all obligations under this Note with the other entity signing this Note as Maker.

     3.2 Waiver.

          (a) The rights and remedies of the Holder under this Note shall be cumulative and not alternative. No waiver by the Holder of any right or remedy under this Note shall be effective unless in a writing signed by the Holder. Neither the failure nor any delay in exercising any right, power or privilege under this Note shall operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by the Holder shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (i) no claim or right of the Holder arising out of this Note can be discharged by the Holder, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the Holder, (ii) no waiver that may be given by the Holder shall be applicable except in the specific instance for which it is given, and (iii) no notice to or demand on either or both of the Makers shall be deemed to be a waiver of any obligation of each of the Makers or of the right of the Holder to take further action without notice or demand as provided in this Note.

          (b) With respect to the amounts due pursuant to this Note, each of the Makers does hereby waive (i) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States of America or any state thereof, (ii) demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection and all other requirements necessary to enforce this Note, and (iii) all statutory provisions and requirements for the benefit of either or both of the Makers now or hereinafter enforced (to the extent that the same may be waived).

     3.3 Notices. All notices required or permitted to be given under this Note shall be in writing and may be delivered by personal delivery, by facsimile, by nationally recognized private courier, by PDF/email, or by United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices

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

delivered by mail, by personal delivery or by nationally recognized private courier shall be deemed given upon the actual, verifiable date of receipt or refusal to accept delivery by the receiving Party. Notices delivered by facsimile or PDF/email shall be deemed given upon electronic confirmation of receipt. All notices shall be addressed as follows:

                (i) If to the Makers:
                    ---------------------

                    ENGlobal Corporation
                    654 N. Sam Houston Parkway E., Suite 400
                    Houston, Texas  77060
                    Attention:  William A. Coskey, P.E.
                    Fax:  (281) 878-1010

                    ENGlobal Automation Group, Inc.
                    654 N. Sam Houston Parkway E., Suite 400
                    Houston, Texas  77060
                    Attention:  William A. Coskey
                    Fax:  (281) 878-1010

                    In each such case, with a copy to:
                    ----------------------------------

                    John Williams, Esq.
                    13831 Northwest Freeway, Suite 155
                    Houston, Texas 77040
                    Fax:  (713) 895-7733

               (ii) If to the Holder:
                    ----------------------

                    James A. Walters, P.C.
                    3101 International Drive Bldg. 7
                    Suite 700
                    Mobile, Alabama 36606
                    Fax:  (251) 662-7712

                    With a copy to:
                    --------------

                    J. Fred Kingren, Esq.
                    Hand Arendall LLC
                    1200 Park Place Tower
                    2001 Park Place North
                    Birmingham, Alabama 35203
                    Fax: (205) 322-1163

or at such other address as any party shall have specified by notice in writing to the other party.

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

     3.4 Amendment. This Note may not be amended orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     3.5 Severability. If any provision of this Note is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Note, and the remainder of this Note shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Note, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

     3.6 Applicable Law and Venue. This Note shall be interpreted, construed and governed by and in accordance with the Laws of the State of Alabama, except that with respect to matters mandatorily governed by the Laws of the State of Texas, the Laws of the State of Texas shall govern. The parties hereto hereby consent to the exclusive jurisdiction of the state and federal courts located in Mobile County, Alabama with respect to any controversy relating to this Note.

     3.7 Parties in Interest. This Note shall bind each of the Makers and their respective successors and permitted assigns. This Note may not be assigned or transferred by either of the Makers or the Holder without the express prior written consent of the other party.

     3.8 Construction. Pronouns used in this Note shall include the masculine, feminine, neuter, singular or plural as the identity of the antecedent may require. The terms "or" and "and" shall be construed conjunctively or disjunctively as the context may make appropriate. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms. The terms "herein", "hereof", "hereto", or "hereunder" or similar terms shall be deemed to refer to this Note as a whole and not to a particular Section. The headings contained in this Note are for convenience of reference only and shall not affect the meaning or interpretation of this Note. Section references are to sections of this Note unless otherwise indicated and include the entire section referred to, as well as any subsections that are subordinate to the referenced section. (For example, a reference to Section 2 shall include each provision of this Note commencing at the beginning of Section 2 and up to but not including
Section 3. A reference to Section 2.2 shall include each provision of this Note commencing at the beginning of Section 2.2 and up to but not including Section 2.3.)

     3.9 Maximum Legal Rate. The Makers and the Holder do hereby agree that no payment of default interest or other consideration made or agreed to be made by the Makers to the Holder pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of default interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the indebtedness evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto be applied to principal immediately upon receipt of such monies by the Holder hereof with the same force and effect as though the Makers

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

had specifically designated such and the Holder had agreed to accept such extra payments as a principal payment, without premium. This provision shall control every other obligation of the Makers and the Holder.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]




















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

     IN WITNESS WHEREOF, the Makers have executed and delivered this Promissory Note on the date first written above.

                                         ENGLOBAL CORPORATION,
                                         a Nevada corporation



                                         By: /s/  William A. Coskey
                                         ---------------------------------------
                                         William A. Coskey, P.E.
                                         Its Chairman of the Board, President
                                         and Chief Executive Officer


                                         ENGLOBAL AUTOMATION GROUP, INC.,
                                         a Texas corporation



                                         By:  /s/  William A. Coskey
                                         ---------------------------------------
                                         William A. Coskey, P.E.
                                         Its Chief Executive Officer




















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